                                                                   EXHIBIT 10.11


                            FIRST AMENDMENT TO THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of September 27, 2002, by and among the lenders listed on the signature pages hereof (the "Lenders"), DYNAMEX INC., a Delaware corporation (the "Borrower"), DYNAMEX OPERATIONS EAST, INC., a Delaware corporation, DYNAMEX OPERATIONS WEST, INC., a Delaware corporation, ROAD RUNNER TRANSPORTATION, INC., a Minnesota corporation, NEW YORK DOCUMENT EXCHANGE CORPORATION, a New York corporation, DYNAMEX DEDICATED FLEET SERVICES, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS, INC., a Delaware corporation, DYNAMEX PROVINCIAL COURIERS, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS NS CORP., a Nova Scotia (Canada) unlimited liability company, DYNAMEX PROVINCIAL COURIERS NS CORP., a Nova Scotia (Canada) unlimited liability company, DYNAMEX CANADA LIMITED PARTNERSHIP, a Nova Scotia (Canada) limited partnership, DYNAMEX CANADA CORP., a Nova Scotia (Canada) unlimited liability company, ALPINE ENTERPRISES LTD., a Manitoba (Canada) corporation, BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent"), and BANK ONE, NA, as syndication agent under the Credit Agreement (in such capacity, the "Syndication Agent").

                                   BACKGROUND

         A. The Borrower, the other Loan Parties (as defined in the Credit Agreement defined below), the Lenders, the Syndication Agent, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 9, 2001 (said Third Amended and Restated Credit Agreement, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, the Syndication Agent and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. Amendments.

         (a) The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

            "Maturity Date" means November 30, 2003.

         (b) The definition of "Required Lenders" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:



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         "Required Lenders" means, at any date of determination, at least three
Lenders having in the aggregate at least sixty-six and two-thirds percent (66-2/3%) (in Dollar amount) of the sum of (a) the aggregate amount of the outstanding Commitments (or, if such Commitments have terminated or expired, the aggregate outstanding principal amount of the Revolving Loan Portion and the aggregate Letter of Credit Liabilities), plus (b) the aggregate outstanding principal amount of the Amortizing Loan Portion.

         (c) Section 2.3 of the Credit Agreement is hereby amended to read as follows:

         Section 2.3 Repayment of Loans. The Borrower shall pay to the Administrative Agent for the account of each applicable Lender the principal of the Loans (including the Amortizing Loan Portion of the Loans) outstanding as of the Maturity Date (and the principal of the Loans outstanding as of the Maturity Date shall be due and payable) in full on the Maturity Date. In addition to the foregoing, the Borrower shall pay to the Administrative Agent for the account of each applicable Lender the outstanding principal of the Amortizing Loan Portion of the Loans in six installments, as follows:

         PAYMENT DATE                           PAYMENT AMOUNT
      -----------------                         ----------------
      October 31, 2002                            $ 1,375,000
      January 31, 2003                            $ 1,375,000
      April 30, 2003                              $ 1,375,000
      July 31, 2003                               $ 1,375,000
      October 31, 2003                            $ 1,375,000
      November 30, 2003                           $11,440,000


         (d) Section 2.13(b) of the Credit Agreement is hereby amended by amending the third sentence thereof to read as follows:

                  Each Letter of Credit shall (a) have an expiration date that does not exceed one year from the date of issuance (but which may have a renewal or extension period of one additional year), but in no event shall the final expiration date extend beyond the Maturity Date, (b) be payable in Dollars, (c) support a transaction entered into in the ordinary course of the Borrower's or its Wholly-Owned Subsidiary's business, shall be satisfactory in form and substance to the Issuing Bank, (c) be issued pursuant to such agreements, documents and instruments (including a Letter of Credit Agreement) as the Issuing Bank may reasonably require, none of which shall be inconsistent with this Section 2.13, or if there are any inconsistencies, the terms and provisions of this Agreement shall control.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:



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         (a) the representations and warranties contained in the Credit
Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date; and

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective upon satisfaction of the following conditions:

         (a) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by each of the Lenders;

         (c) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Loan Party;

         (d) payment of all outstanding legal fees and expenses of legal counsel to the Administrative Agent;

         (e) the Administrative Agent shall have received certified resolutions from each Loan Party approving the authorization, execution and delivery of this First Amendment;

         (f) the Administrative Agent shall have received payment of the amendment fee referenced in Section 4 of this First Amendment; and

         (g) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.

         4. AMENDMENT FEE. The Borrower covenants and agrees to pay amendment fees in immediately available funds to the Lenders which execute and deliver this First Amendment to the Administrative Agent (or its counsel) not later than 10:00 a.m., Dallas time, September 27, 2002 (provided such First Amendment is otherwise effective), in an amount equal to the product of (a)(i) with respect to each Lender having a portion of the Commitment, such Lender's portion of the Commitment and (ii) with respect to each Lender which is owed any Amortizing Loan Portion, the aggregate principal amount of Amortizing Loan Portion owed to such Lender multiplied by (b) 0.375%.

         5. LOAN PARTY'S ACKNOWLEDGMENT. By signing below, each Loan Party (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of the Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under the Loan Documents to



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which it is a party, and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations under the Loan Documents to which it is a party.

         6. RELEASE. IN CONSIDERATION OF THE LENDER'S EXECUTION OF THIS FIRST AMENDMENT, EACH OF THE LOAN PARTIES, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASORS"), DOES VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER AND ADMINISTRATIVE AGENT AND THEIR RESPECTIVE PREDECESSORS, OFFICER, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (EACH, A "RELEASED PARTY") FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING ON OR BEFORE THE DATE THIS FIRST AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY LOAN PARTY MAY NOW HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "OBLIGATIONS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS FIRST AMENDMENT.

         7. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected by this First Amendment.

         (b) Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

         (c) Upon execution hereof, this First Amendment shall replace and supplant the First Amendment dated as of September 26, 2002 ("Original Amendment") and, at such time, the Original Amendment shall be of no further force or effect and shall be void ab initio.

         8. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction,

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execution and deliver of this First Amendment and the other instruments and documents to be delivered hereunder.

         9. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         10. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

         11. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK




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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                            DYNAMEX INC.



                            By:      /s/ Ray Schmitz
                                     -------------------------------------------
                                     Ray E. Schmitz
                                     Vice President & Chief Financial Officer


                            DYNAMEX OPERATIONS EAST, INC.
                            DYNAMEX OPERATIONS WEST, INC.
                            ROAD RUNNER TRANSPORTATION, INC.
                            NEW YORK DOCUMENT EXCHANGE CORPORATION
                            DYNAMEX DEDICATED FLEET SERVICES, INC.
                            DYNAMEX CANADA HOLDINGS, INC.
                            DYNAMEX PROVINCIAL COURIERS, INC.
                            DYNAMEX CANADA HOLDINGS NS         CORP.
                            DYNAMEX PROVINCIAL COURIERS NS CORP.
                            DYNAMEX CANADA LIMITED PARTNERSHIP
                            DYNAMEX CANADA CORP.
                            ALPINE ENTERPRISES LTD.



                            By:      /s/ Ray Schmitz
                                     -------------------------------------------
                                     Ray E. Schmitz
                                     Vice President and Chief Financial Officer


                            ADMINISTRATIVE AGENT:
                            --------------------

                            BANK OF AMERICA, N.A.,
                            as Administrative Agent



                            By:      /s/ Suzanne M. Paul
                                     -------------------------------------------
                                     Name:    Suzanne M. Paul
                                     Title:   Vice President


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

                            LENDERS:

                            BANK OF AMERICA, N.A.



                            By:      /s/ Michael F. Murray
                                     ------------------------------------
                                     Name:    Michael F. Murray
                                     Title:   Vice President


                            BANK ONE, N.A., (Main Office Chicago)
                            as Syndication Agent and as a Lender



                            By:      /s/ Wyatt Dickson
                                     ------------------------------------
                                     Name:    Wyatt Dickson
                                     Title:   First Vice President



                            THE BANK OF NOVA SCOTIA



                            By:      /s/ N. Bell
                                     ------------------------------------
                                     Name:    N. Bell
                                     Title:   Senior Manager




                            FLEET NATIONAL BANK


                            By:      /s/ Kay H. Campbell
                                     ------------------------------------
                                     Name:    Kay H. Campbell
                                     Title:   Authorized Officer

                            BANK AUSTRIA CREDITANSTALT
                            CORPORATE FINANCE, INC.


                            By:      /s/ Dieter H. Boehme
                                     ------------------------------------
                                     Name:    Dieter H. Boehme
                                     Title:   General Manager



                            By:      /s/ Kenny Tang
                                     ------------------------------------
                                     Name:    Kenny Tang
                                     Title:   Associate




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